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DWS Variable Series II


o   DWS Mid Cap Growth VIP

o   DWS Small Cap Growth VIP


Supplement to the currently effective prospectuses of the portfolios


The following revises "The portfolio managers" section of the prospectuses:

The following person handles the day-to-day management of each portfolio.

Robert S. Janis
Managing Director of Deutsche Asset Management and
Lead Portfolio Manager of the portfolios.
  o  Joined Deutsche Asset Management and the portfolios in 2004.
  o Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor,
     Warburg Pincus Asset Management).
  o  Over 20 years of investment industry experience.
  o  BA, University of Pennsylvania; MBA, University of
     Pennsylvania, Wharton School.



















               Please Retain This Supplement for Future Reference


March 2, 2006
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